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                                                                    EXHIBIT 10.4


                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Form F-3 No. 33-99550 and No. 333-9180) of Korea Electric Power Corporation and the related Prospectus of our report dated April 4, 2003, with respect to the financial statements of Korea Midland Power Co., Ltd., included in this Annual Report (Form 20-F) of Korea Electric Power Corporation for the year ended December 31, 2002.


Young Wha
Seoul, Korea
June 24, 2003